Exhibit 99

August 29, 2007

 This presentation contains certain forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this presentation refer to expectations regarding our development and commercialization of surgical ablation systems.  These forward-looking statements reflect management's expectations and are based on currently available data; however, actual results are subject to future risks and uncertainties, which could materially affect actual performance.  Risks and uncertainties that could affect such performance include, but are not limited to, the following:  the Company's ability to obtain financing required to continue operations; the ability to gather acceptable clinical data in a timely manner to support regulatory clearances; the ability of the Company's suppliers to provide it with suitable clinical product; the Company's ability to acquire qualified capital equipment and to manufacture the disposable components of its products in sufficient quantities to support initial clinical sites; competing technological and market developments; physician acceptance of the Company's products; dependence upon reimbursements and third party payors; the possibility that current clearances on the Company's products may not be sufficient to encourage widespread usage; and the strength of the market for ablation products.  For more detailed information about these risks and uncertainties, please review the Cautionary Statement set forth in the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on July 25, 2007. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company's control. The Company assumes no obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or uncertainties after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward-Looking Statement Disclaimer 1

Company Profile & Recent Developments

- *Incorporated:* In March 1992, as a Minnesota Corporation
- *Redirected:* In August 2004, newly repopulated management redirects company to new market
- *Purpose:* Fulfill unmet cardiovascular surgery needs
- *Long Term Objective:* Develop stand-alone, closed chest, beating heart treatment for Atrial Fibrillation
- *Revenues(1):* $31,500
- *Employees(2):* 26
- *Operations:* Headquartered in Inver Grove Heights, MN (St. Paul suburb)
- *Recent Developments:*



Acquired ATRILAZE™ technology
August 2003
Marc Flores Hired as CEO
August 2004
FDA 510(K) clearance for delivery of 810nm laser light to tissue by ATRILAZE™ hand-held wand
November 2004
FDA 510(K) clearance for delivery of 810nm laser light to tissue by ATRILAZE™ malleable hand-held wand
October 2005
FDA 510(K) clearance for delivery of 1064nm laser light to tissue by both ATRILAZE™ hand-held devices
April 2006
FDA 510(K) clearance for delivery of 810nm and 1064nm laser light to tissue by SOLAR™ System
March 2007
To date, received 6 patents for methods of treating Atrial Fibrillation
August 2007

(1) Audited results for fiscal year ended April 30, 2007.
(2) As of August 24, 2007.

2

Company Information 3 Company: MedicalCV, Inc. Market: OTC Bulletin Board Symbol: “MCVI” Recent Stock Price (1): $2.40 Market Cap (1): $23.6 million – 9.8 million Common Shares 14.0 million Fully-Diluted Shares (1) Based on the closing bid price on August 24, 2007.

Investment Highlights Experienced management team with strong track record of execution and demonstrated medical device success Treatment of Atrial Fibrillation is a large and growing market opportunity* Positioned to commercialize stand-alone soft tissue ablation procedure Broad patent portfolio Hospital and physician reimbursement are already established and provide significant opportunities Currently performing surgical ablations in cardiac concomitant and robotic procedures 4 * However, there is no device that is currently FDA cleared or approved for the treatment of AF.

Market Overview Atrial Fibrillation (AF) is an irregular heartbeat in which abnormal electrical impulses cause the upper chambers of the heart (atria) to fibrillate, or quiver, at rapid rates of 400 to 600 times per minute, resulting in an inefficient cardiac cycle, characterized by inadequate ventricular filling and reduced cardiac output. Incidence 160,000 New Diagnoses Each Year (US) Prevalence 5 Million Living with Disease (US)* Reduces Cardiac Output by up to 30% Increases Stroke Risk 6X * Miyasaka Y, et al. Secular Trends in Incidence of Atrial Fibrillation in Olmsted County, Minnesota, 1980 to 2000, and Implications on the Projections of Future Prevalence. Circulation. 2006;114:119-125. 5

AF Treatment Options Drugs (Palliative) Success rate 50% (1-yr), 40% (2-yrs) Catheter-Based* (Palliative/Curative) Success rate of 40% to 70% Surgical* (Curative) Open chest Maze Procedure Disassemble/Reassemble (Cut & Sew) Success rate of >90% MedicalCV’s stand-alone soft tissue ablation system** Surgeon completes procedure through small incisions Completed in one to two hours under general anesthesia Automated system minimizes potential for user error 6 * There is no device that is currently FDA cleared or approved for the treatment of AF. ** Currently not FDA cleared or approved for the treatment of AF or other cardiac arrhythmias. In addition, FDA’s 510(k) Clearance of the SOLAR™ System does not include treatment of cardiac tissue.

Lone AF Opportunity AF Patients* 5,000,000 50% Asymptomatic** 2,500,000 50% Drug Responsive** 1,250,000 Stand-Alone Market Potential 1,250,000 *Miyasaki Y, et al. Secular Trends in Incidence of Atrial Fibrillation in Olmstead County, Minnesota, 1980 to 2000, and Implications on the Projections for Future Prevalence. Circulation. 2006;114:119-125. **Atrial Fibrillation Therapy. The Advisory Board Company, 2006. Expected 2008 market size for stand-alone, minimally invasive, closed chest, beating heart cardiac ablation procedure: 7 $6.25 Billion @ $5K per procedure

Reimbursement: Hospital & Physician ’07 Hospital Reimbursement: Concomitant Ablation Primary Procedure Payment (DRG): ~$25,000 3-5 Day Stay Net Profit per Procedure: ~$5-10K No additional Reimbursement for: Ablation, Supplies, and OR Time ’07 Physician Reimbursement: Concomitant Ablation Primary Procedure Payment (CPT): ~$2,300 Ablation Procedure Payment (CPT): ~$0-950 3 Hour Procedure ’07 Hospital Reimbursement: Stand Alone Ablation Payment (DRG 108): ~$30,500 1-3 Day Stay Net Profit per Procedure: ~$10-15K ’07 Physician Reimbursement: Stand Alone Ablation Payment (CPT 33266): ~$1,900 With Pacing/Mapping (CPT 93631) ~$2,800 1-2 Hour Procedure 8

Market Growth: Stand Alone AF Treatments 1.25MM Non-Medication Responsive Patients EP Ablation Sub-Optimal and/or Non-Reproducible Clinical Results Negative Financial Impact on Hospitals Negative Financial Impact on Physicians Concomitant Ablation: 90% of Surgical Ablation Procedures Limited Growth: Gains Come/Go from MS Swings Negative Financial Impact on Hospitals Negative Financial Impact on Physicians Stand Alone Ablation Fastest Growing Segment Positive Financial Impact on Hospitals Positive Financial Impact on Physicians Requires True MIS Procedure Boosted by Patient Education (afibfacts.com) 9

Surgical AF Ablation Market: HRi ’07* Assumption: 1.25MM Non-Medical AF Patients** Year Stand Alone Concomitant Total # Proc’s % Pt.’s # Proc’s % Pt.’s # Proc’s % Pt.’s 2005 1,143 0.09% 22,076 1.77% 23,219 1.86% 2006 1,884 0.15% 23,921 1.91% 25,805 2.06% 2007 3,140 0.25% 27,413 2.19% 30,553 2.44% 2008 7,150 0.57% 30,805 2.46% 37,955 3.04% 2009 15,386 1.23% 34,214 2.74% 49,600 3.97% 2010 25,000 2.00% 36,260 2.90% 61,260 4.90% 2011 38,356 3.07% 37,836 3.03% 76,192 6.10% * Health Research International 2007: U.S. Opportunities in Atrial Fibrillation Technologies 10

Market Growth: Example Nissen Fundoplication Surgical Treatment for Chronic Heartburn 1990: 5000 Cases Maximally Invasive (Umbilicus to Sternum) 5-7 Day Hospital Stay 6-week Recovery Laparoscopic Nissen Fundoplication 1992: Technology Enables Laparoscopic Approach Adopted by Users with Excellent Endoscopic Skills Rapid 5 year Growth Focused “Heartburn Centers” 19 Million Patients 3.8MM (20%) Patients Non-Responsive to Medication 11

Market Growth: Benchmark Lap. Nissen Fundoplication Stand Alone Ablation Historical Growth Rate Conservative Growth Estimate Year # Proc’s % Pt’s Year # Proc’s % Pt’s 1992 7,500 0.20% 2005 1,000 0.08% 1993 15,000 0.39% 2006 1,500 0.12% 1994 25,000 0.66% 2007 2,500 0.20% 1995 40,000 1.05% 2008 4,000 0.32% 1996 55,000 1.45% 2009 6,500 0.52% 1997 75,000 1.97% 2010 10,000 0.80% 12

Surgical AF Ablation Market Estimate Assumption: 1.25MM Non-Medical AF Patients Year Stand Alone Concomitant Total # Proc’s % Pt.’s # Proc’s % Pt.’s # Proc’s % Pt.’s 2005 1,000 0.08% 22,076 1.77% 23,076 1.85% 2006 1,500 0.12% 23,921 1.91% 25,421 2.03% 2007 2,500 0.20% 27,413 2.19% 29,913 2.39% 2008 4,000 0.32% 30,805 2.46% 34,805 2.78% 2009 6,500 0.52% 34,214 2.74% 40,714 3.26% 2010 10,000 0.80% 36,260 2.90% 46,260 3.70% 2011 14,500 1.16% 37,836 3.03% 52,336 4.19% 2012 20,000 1.60% 40,000 3.20% 60,000 4.80% 13

Market ATRILAZE™ Surgical Ablation Wands* Concomitant Open Heart Procedures (CABG & VALVE) Closed Chest, Robotic/Endoscopic Beating Heart Procedures Ideal for Multiple Lesions Sets & Ganglionated Plexi Introduce SOLAR™ Surgical Ablation System** Expect it to be used as both a stand-alone product and in conjunction with ATRILAZE™ wands for more extensive lesion sets Pursue Additional Indications for SOLAR™ System Collect & Submit Appropriate Data for Cardiac Tissue & Atrial Fibrillation Treatment Claims Business Strategy 14 * This device has been cleared by the FDA for the surgical incision, excision, dissection, vaporization, ablation or coagulation of soft tissue, including cardiac tissue. The treatment of cardiac arrhythmias is specifically excluded. ** 3/19/07 FDA 510(k) Clearance for the SOLAR™ System is limited to the treatment of soft tissue and does not include cardiac tissue.

MedicalCV’s Laser Platform 1064nm Wavelength Focused, High Energy Transmission Minimal Energy Spread/Dispersion Optimized for Beating Heart Application on Atrial Tissue Sub-Millimeter Fiber Optic Narrow, Full Thickness Tissue Lesion (<3mm) Miniaturization of Delivery System Flexibility for Single-Sided Approach 15

Epicardial Ablation (Endocardial View) 16

Histology: Atrial Appendage 17

510(k) Cleared for Cardiac Tissue Ablation 18 ATRILAZE™: Generation 1

19 ATRILAZE™: Generation 2 510(k) Cleared for Cardiac Tissue Ablation

ATRILAZE™ Surgical Ablation System 20 510(k) Cleared for Cardiac Tissue Ablation

ATRILAZE™ Clinical Experience to Date 57 Concomitant Procedures to Date Northwestern University (Chicago, IL) Baylor Medical Center (Dallas, TX) Christus Santa Rosa (San Antonio, TX) Banner Heart Hospital (Mesa, AZ) Shea Scottsdale (Scottsdale, AZ) University of Michigan (Ann Arbor, MI) 7 Stand-Alone Ablation Procedures to Date Performed with Intuitive’s DaVinci Robot Intraoperative Conversion to Normal Sinus Rhythm 2 Hour Procedure Time Full Cox-Maze Lesion Sets 21

ATRILAZE™ Clinical Results to Date 16 Patient Study (Baylor Medical Center) Concomitant Procedures CABG, MVR, MVR/CABG, AVR, & ASD Ablation Procedure Time: 2-15 minutes Chronic AF: 6 Patients Paroxysmal AF: 10 Patients 30-Day Follow-Up 13/14 Free of AF 60-Day Follow-Up 9/10 Free of AF 6-Month Follow-Up 9/9 Free of AF 22

SOLAR™ Surgical Ablation System 510(k) Cleared for Soft Tissue Ablation 23

Patrick M. McCarthy, MD (C) Northwestern University Lishan Aklog, MD Phoenix, AZ Antonio M. Calafiore, MD Catania, Italy Michael P. Caskey, MD Scottsdale, AZ Marc Gerdisch, MD Chicago, IL Baron L. Hamman, MD Baylor University Ralph Lazzara, MD University of Oklahoma Robert R. Lazzara, MD Tampa, FL Yousuf Mahomed, MD Indiana University Jack J. Messina, MD Lakeland, FL Rainer G. Moosdorf, MD Phillips University Carmelo Otero, MD San Antonio, TX J. Crayton Pruitt, MD Tampa, FL Adam Saltman, MD Brooklyn, NY J. Michael Smith, MD Cincinnati, OH Sudhir Srivastava, MD Odessa, TX Robert Svenson, MD Utica, NY Lonnie L. Whiddon, MD Dallas, TX Scientific Advisory Board 24

Laser Controller Orbital Track 25 SOLAR™ Surgical Ablation System

SOLAR™ System Animation 510(k) for Soft Tissue Ablation Only; Minimally Invasive Cardiac Tissue Indication Requires Additional FDA Filing(s) 26

Dr. Pat McCarthy: Concomitant PVI with MVR Sternotomy Approach 27

Right, Mini-Thoracotomy Approach Full Cox-Maze Dr. Michael Caskey: Concomitant PVI with MVR 1 2 3 4 28

SOLAR™ Clinical Experience to Date 6 Concomitant Procedures to Date Pat McCarthy, MD (Chicago, IL) (x2) Michael Caskey, MD (Scottsdale, AZ) Carmelo Otero, MD (San Antonio, TX) Steven Bolling (Ann Arbor, MI) Husam Balkhy (Milwaukee, WI) Box Lesion Created on Beating Heart Additional Lesion Sets of Full Cox-Maze Created with ATRILAZE™ Wand 29

SOLAR™ System Animation 30 510(k) for Soft Tissue Ablation Only; Minimally Invasive Cardiac Tissue Indication Requires Additional FDA Filing(s)

SOLAR™ System Launch Strategy Commence Controlled Launch Focus on 4 High Volume Markets Focus on 6 Large Volume Hospitals “Go Deep” vs. “Go Wide” penetration strategy Estimated Pricing at Full Commercialization Disposable Component: $5-7.5K (Years 1 - 5) Capital Components: Capital Recovery Charge (Year 1 Accounts) $95K (Year 2 - 5 Accounts) Laser Controller Cart Goggles 31

MedicalCV Intellectual Property Portfolio 32 6 Issued US Patents #7,137,977: Atraumatic Laser Tip for AF Treatment #7,163,534: Laser-Based Maze Procedure for AF #7,169,142: Malleable Energy Wand for Maze Procedure #7,232,437: Transmurality Testing #7,238,179: Guided Ablation with Visualization #7,238,180: Guided Ablation with End-Firing Fiber Over a Dozen Additional US and International Patent Applications

Competition Technology Weaknesses Companies Strengths Radiofrequency Established Technology (RF Energy) Established Customer Base Good Concomitant Results Easy & Fast to Use No True Minimally Invasive System Existing System Requires 3-5 Day Length of Stay & Bilateral Thoracotomy Microwave Can be used in open and endoscopic cases Established endoscopic technique Educated physicians on lone AF opportunity Not specifically designed for endoscopic use Poor performance on beating heart Cryoenergy Established technology for arrhythmias (open) Non-heat-based technology Not specifically designed for endoscopic use Poor performance on beating heart Unfocused and uncontrolled delivery HIFU Support of James Cox, MD Strong Presence (valve sales) Large device requires sternotomy/ thoracotomy Limitations of ultrasound technology Recently abandoned by key users 33

Balance Sheets FY07 ended 4/30/07 $11.0M cash used in operations, acquisition of PPE, and building lease payments $8.0M 11% secured debt financing in April 2007 Warrant for the purchase of 1,200,000 shares issued at closing plus additional interest accrual warrants to be issued during 3-year term of debt Warrants have 5-year term $4.00 exercise price Subject to full-ratchet anti-dilution for 12 months from each issuance date $4.5M 11% secured debt financing in June 2007 (subsequent to fiscal year-end) Warrants for the purchase of 674,998 shares issued at closing plus additional interest accrual warrants to be issued during 3-year term of debt Warrants have 5-year terms $4.00 exercise price Subject to full-ratchet anti-dilution for 12 months from each issuance date $2.5M PIPE in October 2006 FY06 ended 4/30/06 $6.1M cash used in operations, net PPE, and building lease payments “Clean-up” of Redeemable Convertible Preferred Stock and Putable Warrants $6.4M net proceeds from exercise of putable warrants $0.6M of cash dividends paid 34 2007 2006 Cash 8,950,983 $ 10,351,570 $ PPE 788,835 740,010 Other 732,126 494,422 Total Assets 10,471,944 $ 11,586,002 $ AP & Accrued Expenses 1,039,393 $ 982,820 $ Building Lease 2,542,233 2,864,819 Secured Debt, net of discount 4,248,173 - Total Liabilities 7,829,799 3,847,639 Equity 2,642,145 7,738,363 Total Liabilities and Equity 10,471,944 $ 11,586,002 $ April 30,

Fully Diluted Capitalization (as of 7/2/07) # Outstanding Avg. Exercise Price Common Stock 9,839,724 Warrants 3,175,349 $5.41 Options 953,809 $8.51 13,968,882 Market capitalization of $23.6M as of August 24, 2007 ($2.40 closing bid price) As of July 2, 2007: Warrants for the purchase of 2,094,565 shares have full-ratchet anti-dilution protection at ~ $4.00 per share (generally 12 months from issuance of warrant) Warrants for the purchase of 707,405 shares have weighted average anti-dilution protection at ~ $4.00 per share 301,973 shares remain available for issuance under shareholder approved stock option and equity incentive plans 35

Statements of Operations FY07 ended 4/30/07 ATRILAZE single-use device sales of $31,500 S&M increased due to preparing for launch of SOLAR System (headcount, marketing, etc.) G&A in FY07 included $1.3M of SFAS 123R non-cash share-based compensation R&D increased due to development of SOLAR System, specifically increases of: $1.4M in payroll and materials for internal development of SOLAR System $1.3M in external development of controller $0.4M in external development of laser $0.5M of non-cash SFAS 123R expense FY06 ended 4/30/06 “Clean-up” of Redeemable Convertible Preferred Stock and Putable Warrants $16.5M of non-cash other income from change in FMV of putable warrants $13.6M of non-cash inducement to acquire preferred stock (common shares) $0.6M of cash dividends 36 2007 2006 Sales 31,500 $ - $ Cost of Goods Sold 1,890 - Gross Profit 29,610 - Sales & Marketing 1,426,356 525,384 General & Administrative 4,697,319 3,459,916 Research & Development 6,668,929 3,471,241 Total Operating Expenses 12,792,604 7,456,541 Loss from Operations (12,762,994) (7,456,541) Interest Income 286,263 384,773 Interest Expense (185,553) (177,401) Other Income, net 4,280 2,394,838 Discontinued Operations (58,282) (81,800) Net Loss to Common Shareholders (12,716,286) $ (4,936,131) $ Years ended April 30,